UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2026

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Monarch Casino & Resort, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	0-22088	88-0300760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3800 South Virginia Street

Reno, Nevada 89502

(Address of Principal Executive Offices) (Zip Code)

(775) 335-4600

(Registrant's telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per value per share	MCRI	The Nasdaq Stock Market LLC (Nasdaq-GS)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 4, 2026, Monarch Casino & Resort, Inc. (the Company) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On February 4, 2026, the Company announced a cash dividend of $0.30 per share of its outstanding common stock, payable on March 16, 2026, to stockholders of record on March 2, 2026.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated February 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monarch Casino & Resort, Inc.

Date: February 4, 2026	By:	/s/ Edwin S. Koenig
Edwin S. Koenig
Chief Accounting Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)